UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2007

RAE Systems Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0280662
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3775 North First Street, San Jose, California		95134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-952-8200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to Item 2.01 below, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 11, 2006, RAE Systems Inc (the "Company") purchased the assets, of Santa Clara, California based Aegison Corporation, a supplier of fixed and mobile digital video surveillance systems for $2.1 million in cash. Aegison is a global provider of digital surveillance solutions for a variety of security applications and environments including large-scale mobile deployments. We expect to expand our presence to include the mobile digital video security market in the United States. A copy of the Asset Purchase Agreement with Aegison Corporation is filed as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Aegison Corporation as of and for the years ended December 31, 2005 and 2004 and unaudited consolidated financial statements of Aegison Corporation as of and for the six months ended June 30, 2006 and 2005 are filed as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of RAE Systems Inc. as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005 are filed as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No. Description

2.1 Asset purchase agreement, dated July 10, 2006, by and between RAE Systems
Inc. and Aegison Corporation.
23.1 Consent of Independent Registered Public Accounting Firm.
99.1 Aegison Corporation audited consolidated financial statements as of and for the years ended December 31, 2005 and 2004 and unaudited financial statements as of and for the six months ended June 30, 2006 and 2005.
99.2 Unaudited pro forma condensed combined financial statements of RAE
Systems Inc. as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005.
99.3 Press release of RAE Systems Inc. dated July 11, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.

April 13, 2007	By:	/s/ Randall Gausman

Name: Randall Gausman
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	Asset purchase agreement, dated July 10, 2006, by and between RAE Systems Inc.
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Aegison Corporation audited consolidated financial statements as of and for the years ended December 31, 2005 and 2004 and unaudited financial statements as of and for the six months ended June 30, 2006 and 2005.
99.2	Unaudited pro forma condensed combined financial statements of RAE Systems Inc. as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005.
99.3	Press release of RAE Systems Inc. dated July 11, 2006.